POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, EDGARTOWN TRUST, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER, its attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file Pre-Effective Amendment No. 1 to the Trust’s Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement (File Nos. 333-169806 and 811-22483), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Trust has caused its name to be subscribed hereto by the President this 15th day of November, 2010.

EDGARTOWN TRUST

By:

/s/ Eric C. Brown

Eric C. Brown, President

COMMONWEALTH OF PENNSYLVANIA

)

)

ss:

COUNTY OF MONTGOMERY

)

Before me, a Notary Public, in and for said county and state, personally appeared Eric C. Brown, President, who represented that he is duly authorized in the premises, and who is known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 15th day of November, 2010.

/s/ Dierdre J. Bostick

Notary Public

My commission expires

9/25/13

COMMONWEALTH OF PENNSYLVANIA
Notary Seal

Dierdre J. Bostick, Notary Public
City of Philadelphia, Philadelphia County
My commission Expires Sept. 25, 2013
Member, Pennsylvania Associaton of Notaries

CERTIFICATE

The undersigned, Secretary of EDGARTOWN TRUST, hereby certifies that the following resolution was duly adopted by a majority of the Board of Trustees at a meeting held November 15, 2010, and is in full force and effect:

WHEREAS, EDGARTOWN TRUST, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER, its attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file Pre-Effective Amendment No. 1 to the Trust’s Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement (File Nos. 333-169806 and 811-22483), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

Dated:  November 15, 2010

/s/ Barbara A. Grosso

Barbara A. Grosso, Secretary

Edgartown Trust

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, EDGARTOWN TRUST, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is the President and Principal Executive Officer of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file Pre-Effective Amendment No. 1 to the Trust’s Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement (File Nos. 333-169806 and 811-22483), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of November, 2010.

/s/ Eric C. Brown

Eric C. Brown

President and Principal Executive Officer

COMMONWEALTH OF PENNSYLVANIA

)

)

ss:

COUNTY OF MONTGOMERY

)

Before me, a Notary Public, in and for said county and state, personally appeared Eric C. Brown, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 15th day of November, 2010.

/s/ Dierdre J. Bostick

Notary Public

My commission expires

9/25/13

COMMONWEALTH OF PENNSYLVANIA
Notary Seal

Dierdre J. Bostick, Notary Public
City of Philadelphia, Philadelphia County
My commission Expires Sept. 25, 2013
Member, Pennsylvania Associaton of Notaries

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, EDGARTOWN TRUST, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is the Treasurer and Principal Financial Officer of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER as attorneys for her and in her name, place and stead, and in her office and capacity in the Trust, to execute and file Pre-Effective Amendment No. 1 to the Trust’s Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement (File Nos. 333-169806 and 811-22483), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 15th day of November, 2010.

/s/ Mark W. Giovanniello

Mark W. Giovanniello

Treasurer and Principal Financial Officer

COMMONWEALTH OF PENNSYLVANIA

)

)

ss:

COUNTY OF MONTGOMERY

)

Before me, a Notary Public, in and for said county and state, personally appeared Mark W. Giovanniello known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that she executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 15th day of November, 2010.

/s/ Dierdre J. Bostick

Notary Public

My commission expires

9/25/13

COMMONWEALTH OF PENNSYLVANIA
Notary Seal

Dierdre J. Bostick, Notary Public
City of Philadelphia, Philadelphia County
My commission Expires Sept. 25, 2013
Member, Pennsylvania Associaton of Notaries

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, EDGARTOWN TRUST, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER as attorneys for her and in her name, place and stead, and in her office and capacity in the Trust, to execute and file Pre-Effective Amendment No. 1 to the Trust’s Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement (File Nos. 333-169806 and 811-22483), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 15th day of November, 2010.

/s/ Bruce M. Aronor

Bruce M. Aronow

Trustee

COMMONWEALTH OF PENNSYLVANIA

)

)

ss:

COUNTY OF MONTGOMERY

)

Before me, a Notary Public, in and for said county and state, personally appeared Bruce M. Aronow, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that she executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 15th day of November, 2010.

/s/ Dierdre J. Bostick

Notary Public

My commission expires

9/25/13

COMMONWEALTH OF PENNSYLVANIA
Notary Seal

Dierdre J. Bostick, Notary Public
City of Philadelphia, Philadelphia County
My commission Expires Sept. 25, 2013
Member, Pennsylvania Associaton of Notaries

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, EDGARTOWN TRUST a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER as attorneys for her and in her name, place and stead, and in his office and capacity in the Trust, to execute and file Pre-Effective Amendment No. 1 to the Trust’s Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement (File Nos. 333-169806 and 811-22483), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 15th day of November, 2010.

/s/ Stephen J. Kneely

Stephen J. Kneeley

Trustee

COMMONWEALTH OF PENNSYLVANIA

)

)

ss:

COUNTY OF MONTGOMERY

)

Before me, a Notary Public, in and for said county and state, personally appeared Stephen J. Kneeley, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that she executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 15th day of November, 2010.

/s/ Dierdre J. Bostick

Notary Public

My commission expires

9/25/13

COMMONWEALTH OF PENNSYLVANIA
Notary Seal

Dierdre J. Bostick, Notary Public
City of Philadelphia, Philadelphia County
My commission Expires Sept. 25, 2013
Member, Pennsylvania Associaton of Notaries

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, EDGARTOWN TRUST a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file Pre-Effective Amendment No. 1 to the Trust’s Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement (File Nos. 333-169806 and 811-22483), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of November, 2010.

/s/ Thomas A. Leonard

Thomas A. Leonard

Trustee

COMMONWEALTH OF PENNSYLVANIA

)

)

ss:

COUNTY OF MONTGOMERY

)

Before me, a Notary Public, in and for said county and state, personally appeared Thomas A. Leonard, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 15th day of November, 2010.

/s/ Dierdre J. Bostick

Notary Public

My commission expires

9/25/13

COMMONWEALTH OF PENNSYLVANIA
Notary Seal

Dierdre J. Bostick, Notary Public
City of Philadelphia, Philadelphia County
My commission Expires Sept. 25, 2013
Member, Pennsylvania Associaton of Notaries

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, EDGARTOWN TRUST a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER as attorneys for his and in his name, place and stead, and in his office and capacity in the Trust, to execute and file Pre-Effective Amendment No. 1 to the Trust’s Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement (File Nos. 333-169806 and 811-22483), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of November, 2010.

/s/ Edward C. Rorer

Edward

C. Rorer

Trustee

COMMONWEALTH OF PENNSYLVANIA

)

)

ss:

COUNTY OF MONTGOMERY

)

Before me, a Notary Public, in and for said county and state, personally appeared Edward C. Rorer, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 15th day of November, 2010.

/s/ Dierdre J. Bostick

Notary Public

My commission expires

9/25/13

COMMONWEALTH OF PENNSYLVANIA
Notary Seal

Dierdre J. Bostick, Notary Public
City of Philadelphia, Philadelphia County
My commission Expires Sept. 25, 2013
Member, Pennsylvania Associaton of Notaries

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, EDGARTOWN TRUST a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER as attorneys for his and in his name, place and stead, and in his office and capacity in the Trust, to execute and file Pre-Effective Amendment No. 1 to the Trust’s Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement (File Nos. 333-169806 and 811-22483), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of November, 2010.

/s/ Stephen M. Wynne

Stephen M. Wynne

Trustee

COMMONWEALTH OF PENNSYLVANIA

)

)

ss:

COUNTY OF MONTGOMERY

)

Before me, a Notary Public, in and for said county and state, personally appeared Stephen M. Wynne, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 15th day of November, 2010.

/s/ Dierdre J. Bostick

Notary Public

My commission expires

9/25/13

COMMONWEALTH OF PENNSYLVANIA
Notary Seal

Dierdre J. Bostick, Notary Public
City of Philadelphia, Philadelphia County
My commission Expires Sept. 25, 2013
Member, Pennsylvania Associaton of Notaries